Exhibit 10.12.2

AMENDMENT NO. 2

TO THE

AMENDED AND RESTATED

JANUS CAPITAL GROUP INC.

DIRECTOR DEFERRED FEE PLAN

THIS AMENDMENT (this “Amendment”) to the Amended and Restated Janus Capital Group Inc. Director Deferred Fee Plan (as amended through December 19, 2013, the “Plan”) is made as of December 12, 2016.

WHEREAS, the Administrative Committee (as undersigned below) has been delegated by the Plan Administrator to carry out certain of the Plan Administrator’s responsibilities under the Plan; and

WHEREAS, the Administrative Committee has determined, subject to ratification by the Plan Administrator, to amend the Plan as set forth below.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.                                     The first sentence of Section 4.02(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Deferral of Monetary Fees. Except as set forth below, an Eligible Director must make a deferral election for a Plan Year with respect to Monetary Fees by December 31st of the Plan Year preceding the Plan Year in which the services are performed for which the Monetary Fees would otherwise be paid.”

2.                                     The first sentence of Section 4.02(b) of the Plan is hereby deleted in its entirety and replaced with the following:

“Deferral of Stock Fees. Except as set forth below, an Eligible Director must make a deferral election for a Plan Year with respect to Stock Fees by December 31st of the Plan Year preceding the Plan Year in which the services are performed for which the Stock Fees are granted.”

3.                                     This Amendment shall be governed by, interpreted under and construed in accordance with the laws of the State of Delaware.

4.                                     Except as modified by this Amendment, the Plan is hereby confirmed in all respects.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date and the year first written above.

ADMINISTRATIVE COMMITTEE OF THE AMENDED AND RESTATED JANUS CAPITAL GROUP INC. DIRECTOR DEFERRED FEE PLAN

By:	/s/ Karlene J. Lacy
Name:	Karlene J. Lacy
Title:	Administrative Committee Member

By:	/s/ Sue Armstrong
Name:	Sue Armstrong
Title:	Administrative Committee Member